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                                   FORM  10-K
                                   EXHIBIT 23
                                   ==========


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in or incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements on Form S-8 (File Nos. 2-63785, 2-86527, 33-6873, 33-17944, 33-22040, 33-24509, 33-28600 and 33-58200).



                                    ARTHUR ANDERSEN LLP


     Los Angeles, California
     December 27, 1994